SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]

NOTE 10. SUBSEQUENT EVENTS

Recent Real Estate Investment Acquisition
On April 19, 2017, a wholly owned subsidiary of the Company purchased a portfolio of 68 single-family homes, located in the Birmingham, Alabama metropolitan area for approximately $5,320,000 including closing and acquisition costs. On April 24, 2017, a wholly owned subsidiary of the Company purchased 4 single-family homes located in the Memphis, Tennessee metropolitan area for approximately $300,000 including closing and acquisition costs.

NOTE 11. SUBSEQUENT EVENTS

Note Payable
On January 31, 2017, Reven Housing Texas 2, LLC, a wholly owned subsidiary of the Company, received loan proceeds and issued a promissory note in the principal amount of $5,020,000 to a bank, secured by deeds of trust encumbering certain of the Company’s homes located in Houston. The entire balance of principal and accrued interest is due and payable on January 31, 2022. The note provides for monthly principal and interest payments of $31,759 at a fixed rate of 4.5% per annum. Proceeds of the note payable will be utilized primarily for future single-family home acquisitions.
Recent Real Estate Investment Acquisition
On March 15, 2017, a wholly owned subsidiary of the Company purchased a portfolio of 38 single-family homes, located in the Atlanta, Georgia metropolitan area for approximately $2,663,000 not including closing and acquisition costs.
Purchase and Sale Agreement
On February 16, 2017, a wholly owned subsidiary of the Company entered into a purchase and sale agreement to purchase a portfolio of 27 single-family homes, located in the Memphis, Tennessee metropolitan area for approximately $2,140,000. However, it is not yet known if any of these properties are certain to be acquired because properties may fall out of escrow through the closing process for various reasons.